UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                 Form 8-K/A

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 17, 2003



                              Rapidtron, Inc.
             (Exact name of registrant as specified in charter)


     Nevada                                       88-0455472
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     800 N. Rainbow Blvd., Suite 208
     Las Vegas, NV                                89107-1103
     (Address of Principal Executive Office)      (Zip Code)

                              (702) 948-5017
              (Registrant's Executive Office Telephone Number)

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Note:     This Form 8-K/A is being filed to amend the Current Report on Form
8-K of Rapidtron, Inc. filed with the Securities and Exchange Commission on January 23, 2003. The Registrant is amending the report to reflect changes made to exhibits A and to include exhibit B of the Agreement and Plan of Merger. Please see Item 5 for a description of the changes.

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Upon completion of the merger described in Item 5 below, there will be a change in control of the Registrant as a result of:

(i) the issuance of 9,600,000 shares of restricted common stock to the shareholders of RAPIDTRON, INC., a Delaware corporation;

(ii) the cancellation of 13,943,750 shares of common stock held by current stockholders of the Registrant; and

(iii) the appointment of two new directors as a result of the merger and the resignation of Dr. Veltheer as a director and the sole officer the Registrant.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

     On January 17, 2003, the Registrant entered into an Agreement and Plan of Merger among RTI Acquisition Subsidiary ("RTI SUB"), a Nevada corporation and wholly-owned subsidiary of the Registrant, and RAPIDTRON INC. a Delaware corporation ("RAPIDTRON"), whereby the Registrant is to issue 9,600,000 shares of its restricted common stock in exchange for 100% of RAPIDTRON's outstanding common stock.

     Closing of the merger is subject to regulatory review, stockholder notification, the advance of a further $500,000 to RAPIDTRON, and the satisfaction of other customary conditions. Holders of a majority of the Registrant's shares of common stock have already voted in favor of the transaction. The merger is anticipated to close in approximately 30 days.

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     The  Registrant  plans  to  file with the SEC a  Definitive  Information
Statement  in connection with the merger and mail the Definitive  Information
Statement   to  its  stockholders  of  record.   The  Definitive  Information
Statement will contain important information about the Registrant, RAPIDTRON, the merger and related matters that should be considered by stockholders before making any decision regarding the merger and related transactions. Stockholders of the Registrant are urged to read the Definitive Information Statement when it is filed and any other relevant documents filed with the SEC. Once it is filed with the SEC, the Definitive Information Statement and other documents will be available free of charge on the SEC's web site at www.sec.gov. In addition, the Registrant files annual, quarterly and special reports and other information with the SEC that are also available free of charge at the SEC's web site.

      This Form 8-K/A is being filed to reflect the changes made to Steve Meineke's and Peter Dermutz's employment agreements attached as exhibit A to the Agreement and Plan of merger and to include exhibit B to the Agreement and Plan of merger which was inadvertently omitted from the Current Report on Form 8-K filed January 23, 2003.

      The amount of stock options that Steve Meineke will receive has been changed from 625,000 to 450,000 stock options with a conversion price of $1.00 per share. Peter Dermutz's employment title has changed from General Manager to Executive Vice President of Rapidtron.

     A copy of the Agreement and Plan of Merger among the Registrant, RTI SUB and RAPIDTRON and its exhibits is filed as an exhibit to this Current Report and is incorporated in its entirety herein.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE.

Not applicable.

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EXHIBITS

2.1 Agreement and Plan of Merger, dated January 17, 2003 among Rapidtron, Inc. (formerly The Furnishing Club), RTI Acquisition Subsidiary, Inc. and RAPIDTRON, INC.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 31, 2003


RAPIDTRON, INC.


By: /S/DR. JOHN VELTHEER
       Dr. John Veltheer, President